Exhibit 24
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                              Power of Attorney

The undersigned hereby appoint Gregg R. Sadler as attorney-in-fact, to execute in name and on behalf of the undersigned the Form 10-K Annual Report of LabOne, Inc., to be filed with the Securities and Exchange Commission for its fiscal year ended December 31, 1996.

      Dated:  February 14, 1997

                                       /s/  Joseph H. Brewer
                                            ------------------------------
                                            Joseph H. Brewer, MD, Director

                                       /s/  William D. Grant
                                            ------------------------------
                                            William D. Grant, Director

                                       /s/  P. Anthony Jacobs
                                            ------------------------------
                                            P. Anthony Jacobs, Director

                                       /s/  Richard A. Rifkind
                                            ------------------------------
                                            Richard A. Rifkind, MD, Director

                                       /s/  Richard S. Schweiker
                                            ------------------------------
                                            Richard S. Schweiker, Director

                                       /s/  James R. Seward
                                            ------------------------------
                                            James R. Seward, Director

                                       /s/  John E. Walker
                                            ------------------------------
                                            John E. Walker, Director

                                       /s/  R. Dennis Wright
                                            ------------------------------
                                            R. Dennis Wright, Director













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